UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2005

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                   A Separation Agreement dated December 14, 2005 was entered into between John R. Alm and Coca-Cola Enterprises Inc.  A copy of the agreement is filed herewith as Exhibit 10.1.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   On December 14, 2005, the Company entered into a Separation Agreement with John R. Alm, its President and Chief Executive Officer.  Mr. Alm will resign from the board of directors of Coca-Cola Enterprises Inc. and as its president and chief executive officer, effective December 28, 2005.  As previously announced in the company's Current Report on Form 8-K dated December 1, 2005, Lowry F. Kline, current chairman of the board of directors, will assume the additional office of chief executive officer effective upon Mr. Alm's resignation, until a successor chief executive officer is selected by the board.

Item 9.01.   Exhibits

10.1	Separation Agreement dated December 14, 2005 between John R. Alm and Coca-Cola Enterprises, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: December 15, 2005	By: /S/ JOHN J. CULHANE John J. Culhane Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Separation Agreement dated December 14, 2005 between John R. Alm and Coca-Cola Enterprises, Inc.